                                                                       EXHIBIT 4

                       [FORM OF SUBSCRIPTION CERTIFICATE]
                              HANOVER DIRECT, INC.

SUBSCRIPTION CERTIFICATE NO.
- ---------------
CUSIP NO. [
- ---------]

    THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE
COMPANY'S PROSPECTUS DATED APRIL   , 1996 (THE "PROSPECTUS") AND ARE
INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY AND THE SUBSCRIPTION AGENT.

    THIS CERTIFICATE OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON
          ,           , 1996 (THE "RIGHTS OFFERING EXPIRATION DATE").

The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Rights holders are advised to review the Prospectus and Instructions, copies of which are available from the Subscription Agent, before exercising or selling their Rights. IMPORTANT:
Complete appropriate FORM and, if applicable, delivery instructions, and SIGN on reverse side.

    SUBSCRIPTION PRICE $        PER SHARE                                                               RIGHTS TO PURCHASE
      (Name and Address of Registered Holder)                                                              COMMON STOCK OF
                                                                                                      HANOVER DIRECT, INC.

    The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and Instructions relating thereto.

                          By                                                         By
- ------------------------------------------------------     ------------------------------------------------------
                    RAKESH K. KAUL                                           MICHAEL P. SHERMAN
                     President and                                       Executive Vice President --
                Chief Executive Officer                       Corporate Affairs, General Counsel and Secretary

    THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

    RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

    FORM 1 -- EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

    (a) Number of shares subscribed for pursuant to the Subscription Privilege (one Right needed to subscribe for each full share):
        --------------------

    (b) Total Subscription Price (total number of shares subscribed for pursuant to the Subscription Privilege times the Subscription Price of $
       ----------------):
       -------------------*

    METHOD OF PAYMENT (CHECK ONE)

       / / CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER &
           TRUST COMPANY.

       / / WIRE TRANSFER DIRECTED
       ------------------------- TO BANK; ACCOUNT NO.
       ----------------; ABA NO.
       ----------------.

    (c) If the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

       / / DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
           RIGHTS TO WHICH I AM ENTITLED.

       / / DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
           RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

       / / SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3
           INSTRUCTIONS.

    / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
        GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

        Name(s) of Registered Owner(s) .........................................
        Window Ticket number (if any) ..........................................
        Date of Execution of Notice of Guaranteed Delivery .....................
        Name of Institution which Guaranteed Delivery ..........................

- ---------------
* If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Subscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be entitled to the return of any such Subscription Excess remaining after such calculation without interest or deduction.

    FORM 2 -- TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value
received,       Rights represented by this Subscription Certificate are hereby assigned to (please print name and address and Social Security No. of transferee in full):

Name:
- --------------------------------------
Address:
- --------------------------------------
- --------------------------------------
- --------------------------------------
        Social Security Number

  / / FORM 3 -- CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH SUBSCRIPTION
AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

    FORM 4 -- DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

                                          Name:
                                          --------------------------------------
                                          Address:
                                          --------------------------------------

                                          --------------------------------------
                                                            (Including Zip Code)

                                                                          (over)

                                   IMPORTANT
                            RIGHTS HOLDER SIGN HERE
                  AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
                       COMPLETE SUBSTITUTE FORM W-9 BELOW

________________________________________________________________________________

________________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

Dated: __________________________________________________________________ , 1996

    (Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporations or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity _______________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and
Telephone Number _______________________________________________________________
                                     (HOME)

________________________________________________________________________________
                                   (BUSINESS)

TAX IDENTIFICATION OR
SOCIAL SECURITY NUMBER _________________________________________________________
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                    NOTE: SEE PARAGRAPH 5(C) OF INSTRUCTIONS

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________

Area Code and Telephone Number _________________________________________________

Dated: __________________________________________________________________ , 1996

- -----------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 - TAXPAYER IDENTIFICATION NO. -                  PART II - FOR PAYEES
                                                                                      EXEMPT FROM BACKUP
 FORM W-9                     Name ________________________________________________   WITHHOLDING (SEE
 DEPARTMENT OF THE TREASURY                                                           ENCLOSED GUIDELINES)
 INTERNAL REVENUE SERVICE
                              Business Name _______________________________________
  PAYER'S REQUEST FOR
  TAXPAYER IDENTIFICATION
  NUMBER (TIN)                Address _____________________________________________

                              City, State and ZIP Code

                              _____________________________________________________

                              -----------------------------------------------------
                              Enter your taxpayer
                              identification number in the
                              appropriate box. For
                              individuals, this is your     -----------------------
                              social security number. For   Social Security Number
                              other entities, it is your
                              employer identification                 OR
                              number. If you do not have a
                              number, see How to Obtain a
                              "TIN" in the enclosed         -----------------------
                              Guidelines.                   Employer Identification
                              Note: If the account is in            Number
                              more than one name, see the
                              chart on page 2 of enclosed
                              Guidelines to determine what
                              number to give.
- ----------------------------------------------------------------------------------------------------------
  CERTIFICATION -- Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding either because I am exempt from backup withholding, or I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.
  CERTIFICATION GUIDELINES -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
- ----------------------------------------------------------------------------------------------------------
  SIGNATURE ______________________________________________________________     DATE  _______________, 1996
- ----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 WHICH ARE ATTACHED TO THE INSTRUCTIONS AS EXHIBIT B, FOR ADDITIONAL DETAILS.